UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2012

ROBERTSON GLOBAL HEALTH SOLUTIONS CORPORATION
(Name of registrant in its charter)

Nevada	0-6428	88-0105586
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3555 Pierce Road Saginaw, Michigan 48604
(Address of principal executive offices)

Registrant's telephone number:  (989) 799-8720

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement

On November 26, 2012, Robertson Global Health Solutions Corporation (the “Registrant”) issued a Promissory Note (the “Note”) to Robertson Institute, Ltd. (“RI”). The Note is for $50,600 that the Registrant borrowed from RI.  RI is owned and managed by Joel Robertson. Joel Robertson is the Registrant’s President and CEO. The Note matures on November 26, 2013, including interest at the rate of 15% per annum.  The Note includes a default interest rate of 18% per annum.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure set forth above under Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)           The following exhibits are included with this Current Report on Form 8-K.

Exhibit 10.1	Promissory Note delivered to Robertson Institute, Ltd. dated November 26, 2012

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Robertson Global Health Solutions Corporation

Dated: November 26, 2012	By:	/s/ Melissa A. Seeger
	Name:	Melissa A. Seeger
	Title:	Chief Financial Officer (Principal Financial and Accounting Officer)

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